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                                                               EXHIBIT 23.1




              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form SB-2 of our report, dated December 2, 1999, relating to the financial statements of Auction-Sales.com, Inc. We also consent to the reference to our Firm under the caption "Experts."



SINGER LEWAK GREENBAUM & GOLDSTEIN LLP


Los Angeles, California
February 11, 2000